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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported) January 12, 2000
                                                        ----------------

                               FIRST CAPITAL, INC.
                               -------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Indiana                       0-25023              35-2056949
      -------                       -------              ----------
(State or other Jurisdiction of   (Commission           (IRS Employer
 Incorporation or Organization)   File Number)          Identification No.)

                 220 Federal Drive N.W., Corydon, Indiana 47112
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               (Address of Principal Executive Offices) (Zip Code)

                                 (812) 738-2198
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)








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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         ------------------------------------

      On January 12, 2000, First Capital, Inc. ("First Capital"), completed its merger of equals with HCB Bancorp pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 19, 1999, by and among First Capital, FC Acquisition Corp. and HCB Bancorp. The merger was completed through the merger of FC Acquisition Corp., a wholly-owned subsidiary of First Capital, with and into HCB, with HCB being the surviving entity and becoming a wholly-owned subsidiary of First Capital. Immediately thereafter, HCB merged with and into First Capital. As part of the transaction, Harrison County Bank, a bank organized under the laws of the State of Indiana and a subsidiary of HCB Bancorp, merged with and into First Federal Bank, a Federal Savings Bank, a federally chartered savings bank and wholly-owned subsidiary of First Capital. In connection with the merger, First Federal Bank changed its name to First Harrison Bank.

      Pursuant to the terms of the Merger Agreement, each share of HCB Bancorp common stock, no par value per share, that was issued and outstanding at the effective time of the merger, was converted into the right to receive 15.5 shares of First Capital common stock, par value $.01 per share. First Capital will issue a total of approximately 1,238,837 shares to the former shareholders of HCB Bancorp.

      The press release issued by First Capital with respect to the consummation of the merger is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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            (a) The following  financial  statements of HCB Bancorp appearing in
Appendix E of the Joint Proxy Statement/Prospectus contained in First Capital's Registration Statement on Form S-4 (File No. 333-87203) are incorporated herein by reference:

      Independent Auditors' Report
      Consolidated Balance Sheets as of December 31, 1998 and 1997
      Consolidated  Statements of Changes in Stockholders'  Equity for the years ended December 31, 1998 and 1997
      Consolidated  Statements  of Income for the years ended  December 31, 1998 and  1997
      Consolidated  Statements  of Cash Flows for the years ended  December  31,
       1998 and 1997
      Notes to Consolidated  Financial  Statements
      Condensed Consolidated Balance Sheet as of June 30, 1999 (unaudited) Consolidated Statements of Changes in Stockholders' Equity for the six
       months ended June 30, 1999 (unaudited)
      Consolidated  Statements  of Income for the six months ended June 30, 1999 and 1998 (unaudited)
      Consolidated Statements of Cash Flows for the six months ended June 30, 1999 and 1998 (unaudited)

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      Notes to Condensed Consolidated Financial Statements (unaudited)


            (b) The unaudited pro forma condensed combined balance sheet as of June 30, 1999, the unaudited pro forma condensed combined income statements for the years June 30, 1999 and 1998 and the notes to the unaudited pro forma condensed combined financial statements on pages 60 through 64 of the Joint Proxy Statement/Prospectus contained in First Capital's Registration Statement on Form S-4 (File No. 333-87203) are incorporated herein by reference.

            (c) Exhibits. The following Exhibits are filed as part of this report:

Exhibit 2.1 Agreement and Plan of Merger, dated as of July 19, 1999, by and among First Capital, Inc., FC Acquisition Corp. and HCB Bancorp (incorporated by reference to First Capital's Current Report on Form 8-K filed on July 22, 1999).

Exhibit 99.1   Press Release issued by First Capital, Inc. on January 12, 2000.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FIRST CAPITAL, INC.



Dated: January 24, 2000             By: /s/ William W. Harrod
                                        ------------------------------------
                                        William W. Harrod
                                        President and
                                         Chief Executive Officer









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                                  EXHIBIT INDEX


Exhibit 2.1 Agreement and Plan of Merger, dated as of July 19, 1999, by and among First Capital, Inc., FC Acquisition Corp. and HCB Bancorp (incorporated by reference to First Capital's Current Report on Form 8-K filed on July 22, 1999).

Exhibit 99.1 Joint Press Release issued by First Capital, Inc. and HCB Bancorp on January 12, 2000.